UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 27, 2020. AMAZON.COM, INC. AMAZON.COM, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Meeting Information Meeting Type: Annual Meeting For holders as of: April 2, 2020 Date: May 27, 2020 Time: 9:00 a.m., Pacific Time Location: Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/AMZN2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMZN2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E99641-TBD

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AMZN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E99642-TBD

Voting Items Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 through 4. 1. ELECTION OF DIRECTORS Nominees 1a. Jeffrey P. Bezos 1b. Rosalind G. Brewer 1c. Jamie S. Gorelick 1d. Daniel P. Huttenlocher 1e. Judith A. McGrath 1f. Indra K. Nooyi 1g. Jonathan J. Rubinstein 1h. Thomas O. Ryder 1i. Patricia Q. Stonesifer 1j. Wendell P. Weeks 2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION 4. APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO LOWER STOCK OWNERSHIP THRESHOLD FOR SHAREHOLDERS TO REQUEST A SPECIAL MEETING Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 5 through 16. 5. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON EFFECTS OF FOOD WASTE 6. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES 7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON POTENTIAL CUSTOMER MISUSE OF CERTAIN TECHNOLOGIES 8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON EFFORTS TO RESTRICT CERTAIN PRODUCTS 9. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY 10. SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE REPORT ON GENDER/RACIAL PAY 11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CERTAIN COMMUNITY IMPACTS 12. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINT DISCRIMINATION 13. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PROMOTION DATA 14. SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL REDUCTION IN THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS 15. SHAREHOLDER PROPOSAL REQUESTING A SPECIFIC SUPPLY CHAIN REPORT FORMAT 16. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E99643-TBD

E99644-TBD